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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)   May 21, 1998
                                                           ----------------

                               NEOTHERAPEUTICS, INC.
               (Exact name of registrant as specified in its charter)



            Delaware                 0-28782               93-0979187
 ----------------------------      ------------        -------------------
 (State or other jurisdiction      (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


    157 Technology Drive, Irvine, California                   92618
    ------------------------------------------------------------------
    (Address of principal executive offices)                (Zip Code)


         Registrant's telephone number, including area code: (949) 788-6700
                                                             --------------

                                  Not Applicable
                      ------------------------------------
          (Former name or former address, if changed since last report)
               (Telephone area code changed from (714) to (949)

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ITEM 5.   OTHER EVENTS

     Reference is made to the press releases issued to the public by the Registrant on May 21, 1998, the text of which are attached hereto as Exhibits
99.1 and 99.2, for a description of the events reported pursuant to this Form
8-K.

ITEM 7.   EXHIBITS

          EXHIBIT:
          --------
            99.1           PRESS RELEASE DATED MAY 21, 1998.

            99.2           PRESS RELEASE DATED MAY 21, 1998.

            99.3           PRESS RELEASE DATED MAY 21, 1998.




                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NEOTHERAPEUTICS, INC.



Date:  May 21, 1998                By:  /s/ Samuel Gulko
                                        --------------------------
                                        Samuel Gulko
                                        Chief Financial Officer


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                                    EXHIBIT INDEX




     EXHIBITS                             DESCRIPTION
     --------                             -----------
       99.1                     Press Release dated May 21, 1998

       99.2                     Press Release dated May 21, 1998

       99.3                     Press Release dated May 21, 1998




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